Loans Receivable	6 Months Ended
Sep. 30, 2025
Loans Receivable [Abstract]
Loans receivable

4. Loans receivable

As of September 30, 2025 and March 31, 2025, loans receivable consisted of the following:

	As of
	September 30, 2025	March 31, 2025
Receivable due from customers holding US stocks or HK stocks (i)	$666,387	$610,296
Less: allowance for expected credit loss on receivable due from customers holding US stocks or HK stocks	(261,342)	(261,342)
	405,045	348,954
Loans receivable (ii)	8,252,148	11,957,377
	$8,657,193	$12,306,331

(i)	The balance due from customers holding US stocks or HK stocks represented the purchase price of stock exceeding the deposits paid by customers which traded these US stocks or HK stocks through the Company’s platform. The US stocks and HK stocks were under custodian of the Company, and the customers shall fully pay the balance to the Company before they sold these stocks. For the six months ended September 30, 2025 and 2024, the Company provided expected credit loss of $nil and $11,322 against the receivables due from these customers so as the outstanding balance approximated the fair value of the stocks.

(ii)	In the year ended six months ended September 30, 2024, the Company launched loan business, which was approved by Hong Kong Licensing Court under the Money Lenders Ordinance. The Company disbursed loans to customers for a fixed period and charged interests from the customers. The principal and interest are repayable upon the maturity of the loans. For the six months ended September 30, 2025 and 2024, the Company recognized interest income of $474,719 and $313,868 from the loan business. As of September 30, 2025, the loans receivables were comprised of principal of $7,629,932 and interest of $622,216, respectively. As of March 31, 2025, the loans receivables were comprised of principal of $11,277,359 and interest of $680,018, respectively.